                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ENTERPRISE ACCUMULATION TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         [THE ENTERPRISE GROUP LOGO]

                         ENTERPRISE ACCUMULATION TRUST

                            ATLANTA FINANCIAL CENTER
                       3343 PEACHTREE ROAD, NE, SUITE 450
                             ATLANTA, GEORGIA 30326

Dear Small Cap Portfolio Contractholders:

     Enclosed is a notice of Special Meeting of Shareholders of the Small Cap Portfolio of Enterprise Accumulation Trust (the "Fund") to be held at the offices of the Fund, 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia on June 28, 1996, at 2:00 pm (the "Meeting"). At the Meeting, shareholders of the Small Cap Portfolio will be asked to approve a new sub-advisory agreement with GAMCO Inc. ("GAMCO"), a proposed new Portfolio Manager for the Small Cap Portfolio.

     The Meeting has accordingly been called for the specific purpose of approving the new sub-advisory agreement. No change in the investment objectives of the Small Cap Portfolio will occur by reason of the change of sub-adviser. The new agreement embodies the same terms as the agreement with the current Portfolio Manager with the exception of a revision to the fee schedule paid to the Portfolio Manager. There will be no impact to the overall advisory fee paid by the shareholders.

     The Fund's Board of Trustees has approved the New Agreement and recommends that the contractholders of the Small Cap Portfolio approve the New Agreement.

     You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to complete, date, sign and return the enclosed voting instruction card in the accompanying return envelope at your earliest convenience. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a proxy. Please respond promptly in order to save additional costs of proxy solicitation in order to make sure you are represented.

                                          Sincerely,

                                          VICTOR UGOLYN
                                          Chairman of the Board,
                                          President and
                                          Chief Executive Officer
                                          The Enterprise Group of Funds, Inc.

                         ENTERPRISE ACCUMULATION TRUST
                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OF THE SMALL CAP PORTFOLIO
                          TO BE HELD ON JUNE 28, 1996
                             ---------------------

TO THE SHAREHOLDERS:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Small Cap Portfolio of ENTERPRISE ACCUMULATION TRUST, (the "Trust"), will be held at the offices of the Trust, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, on June 28, 1996 at 2:00 p.m., Eastern Standard Time, for the following purposes:

          1. To approve or disapprove a Portfolio Manager's Agreement between the Trust, Enterprise Capital Management, Inc., a wholly-owned subsidiary of The Mutual Life Insurance Company of New York and GAMCO Investors, Inc. ("GAMCO") for the Small Cap Portfolio;

          2. To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

     The close of business of May 15, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting. PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION FORM. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                          CATHERINE R. MC CLELLAN
                                          Secretary

May 30, 1996

                             YOUR VOTE IS IMPORTANT

              PLEASE RETURN YOUR VOTING INSTRUCTIONS FORM PROMPTLY

     Contractholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed voting instruction form for each Portfolio of the Trust in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing in your voting instruction form no matter how large or small your holding may be.

                         ENTERPRISE ACCUMULATION TRUST

                            ATLANTA FINANCIAL CENTER
                       3343 PEACHTREE ROAD, NE, SUITE 450
                             ATLANTA, GEORGIA 30326
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
              SPECIAL MEETING OF SMALL CAP PORTFOLIO SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 1996
                             ---------------------

GENERAL

     This Proxy Statement is furnished to the shareholders of Enterprise Accumulation Trust, a Massachusetts business trust (the "Trust") in connection with the solicitation by management of proxies to be used at a special meeting (the "Meeting") of Small Cap Portfolio shareholders to be held on June 28, 1996, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Voting Instruction Form will first be mailed on or about May 30, 1996.

     Shares of beneficial interest ("Shares") of the Trust are presently sold to The Mutual Life Insurance Company of New York ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies. Instructions of Contractholders are being solicited for the approval or disapproval of a new Portfolio Manager's Agreement for the Small Cap Portfolio of the Trust.

SHARE OWNERSHIP

     The Small Cap Portfolio is part of the Trust which consists of five Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest. As of May 15, 1996 (the "Record Date"), the number of outstanding shares of the Small Cap Portfolio was 9,027,682.217.

     As of the Record Date, MONY and MONY America owned all of the outstanding shares of the Trust. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, as discussed below, the Trust might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "Investment Company Act"). MONY and MONY America disclaim such control.

     To the knowledge of the Trust, as of the Record Date, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of any Portfolio's outstanding shares. As of the Record Date, Trustees and officers of the Trust as a group beneficially owned none of the Trust's outstanding shares.

PROXIES AND VOTING

     In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed voting instruction form, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

     A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from Contractholders, MONY or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Portfolio's shareholders.

     Shares of the Small Cap Portfolio will be voted separately. MONY and MONY America will vote shares of the Portfolios allocated to subaccounts ("Subaccounts") of their respective Variable Accounts which correspond to the Portfolios based on instructions received from the Contractholders of such Variable Account having the voting interest in the corresponding number of shares of each Portfolio held in such Variable Account. Each Contractholder will have the equivalent of one voting instruction per $100 of value attributable to each of the Contracts held with fractional voting instructions for amounts less than $100. These voting instructions, represented as votes per $100 of value in each of the Subaccounts of the Variable Accounts, will be converted into a proportionate number of votes in shares of each of the corresponding Portfolios of the Trust. Shares for which no instructions are received in time to be voted will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, a Variable Account may disregard voting instructions in certain instances.

     Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at Enterprise Capital Management, Inc., 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326; (ii) attendance at the Meeting and voting in person or
(iii) properly executing and returning a new voting instruction form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

     All expenses of the preparation and distribution of these proxy materials will be borne by the Portfolio. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of Enterprise Capital or its affiliates, or of MONY or its affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of voting instruction forms. For those services, they will be reimbursed by Enterprise Capital and MONY for their out-of-pocket expenses.

     All information contained in this Proxy Statement concerning the Trust, Enterprise Capital, GAMCO or affiliates of Enterprise Capital or GAMCO has been supplied by each of such persons, respectively. All information contained in this Proxy Statement regarding MONY or MONY America or their respective affiliates has been supplied by MONY.

                                 PROPOSAL NO. 1

               APPROVAL OR DISAPPROVAL OF NEW ADVISER'S AGREEMENT
                       BETWEEN THE TRUST AND THE ADVISER

BACKGROUND

     General. The Meeting has been called for the purpose of considering a new Portfolio Manager's Agreement for the Small Cap Portfolio naming GAMCO Investors, Inc. ("GAMCO"), as Portfolio Manager. Accordingly, shareholders are being asked to approve a new Portfolio Manager's agreement (the "New Portfolio Manager's Agreement") embodying exactly the same terms with a revision to the fee schedule paid to the Portfolio Manager. There will be no impact to the overall fee paid by the shareholders. In addition, no change in the investment objectives of the Small Cap Portfolio will occur by reason of the change of Portfolio Manager.

     The Fund's Board of Trustees has approved the New Portfolio Manager's Agreement, subject to approval by the shareholders of the Portfolio. The net effect of the fee reduction will not impact the overall fee charged to shareholders of the Portfolio, and all services to the Portfolio by the Portfolio Manager will remain the same.

EXISTING PORTFOLIO MANAGER'S AGREEMENT

     OpCap Advisors currently serves as Portfolio Manager for the Portfolio under an investment advisory agreement (the "Existing Portfolio Manager's Agreement") dated September 16, 1994. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or any party to the Agreement, most recently voted to terminate the Existing Portfolio Manager's Agreement effective July 1, 1996. Such action was taken primarily due to investment philosophies and the performance of the Portfolio. Under the Existing Portfolio Manager's Agreement, OpCap Advisors is entitled to receive adviser fees at the annual rate of .03333 of 1% of the average of the daily closing net asset values of the Portfolio Manager under management.

NEW PORTFOLIO MANAGER'S AGREEMENT

     Except for a different fee schedule, the terms of the New Portfolio Manager's Agreement with GAMCO are identical in all respects to the terms of the Existing Portfolio Manager's Agreement. A form of the New Portfolio Manager's Agreement marked with revisions is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Portfolio Manager's Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Portfolio Manager's Agreement, the Portfolio Manager will provide certain investment advisory services to the Portfolio, including deciding what securities will be purchased and sold by the Portfolio, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Fund, the fundamental policies of the Fund and Portfolio, as reflected in its registration statement, and any policies and determinations of the Board of Trustees of the Fund.

     As compensation for its services under the New Portfolio Manager's Agreement, the Portfolio Manager will be entitled to receive from Enterprise Capital fees calculated at the following rates based upon average daily net assets: .40 of 1% for the first $1 billion under management and .30 of 1% thereafter. The New Portfolio Manager's Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's Board of Trustees or (2) a vote of the holders of a majority (as defined in the Investment Company Act and the rules thereunder) of the outstanding voting securities of the Portfolio, and (3) in either event by a majority of the Trustees who are not parties to the New Portfolio Manager's Agreement or interested persons of the Fund or of any such party. The New Portfolio Manager's Agreement provides that it may be terminated at any time, without penalty, by either party or by the Fund upon 60 days written notice, provided that such termination by the Portfolio shall be directed or approved by a vote of the Trustees of the Fund, or by a vote of holders of a majority of the shares of the Portfolio.

TRUSTEES' CONSIDERATION

     The Board of Trustees believes that the terms of the New Portfolio Manager's Agreement are fair to, and in the best interests of, the Fund, the Portfolio, and their shareholders. The Board of Trustees, including all of the noninterested Trustees, recommends approval by the shareholders of the New Agreement among GAMCO Investors, Inc., Enterprise Capital and the Portfolio. In making this recommendation, the Trustees carefully evaluated the experience of the Portfolio Manager's key personnel in institutional investing, the quality of services the Portfolio Manager is expected to provide to the Portfolio, and the compensation proposed to be paid to the Portfolio Manager, and have given careful consideration to all factors deemed to be relevant to the Portfolio, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by the Portfolio Manager; (4) that the terms of the Existing Portfolio Manager's Agreement will be unchanged under the New Portfolio Manager's Agreement except for the different fee; (5) the history, reputation, qualification and background of the Portfolio Manager, as well as the qualifications of its personnel and their respective financial conditions; and
(6) other factors deemed relevant.

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE NEW PORTFOLIO MANAGER'S AGREEMENT WITH GAMCO INVESTORS, INC.

INFORMATION ABOUT GAMCO

     GAMCO is a New York corporation majority owned by Gabelli Funds, Inc. The location of both entities is One Corporate Center, Rye, New York 10580 and their executive officers have business addresses at that location.

     Mr. Mario J. Gabelli is Chief Investment Officer of GAMCO and Chairman and Chief Executive Officer of Gabelli Funds, Inc.

     Mr. Douglas R. Jamieson serves as Executive Vice President, Chief Operating Officer and Managing Director; Ms. Regina M. Pitaro, Managing Director; Mr. Joseph R. Rindler, Jr., Managing Director; Mr. F. William Scholz, II, Managing Director; and Mr. James E. McKee, General Counsel.

     GAMCO does not presently act as investment adviser to any investment company with a small cap value objective.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The current Portfolio Manager's Agreement contains provisions relating to the selection of broker-dealers for the Fund's portfolio transactions. If the Portfolio Manager's Agreement is approved by shareholders, GAMCO Investors, Inc., pursuant to the Portfolio Manager's Agreement, will be responsible for selection of broker-dealers and negotiation of commission rates for the Fund, subject to the supervision of Enterprise Capital and the Board.

     Portfolio decisions are based upon recommendations of GAMCO. GAMCO's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Sales of shares of the Fund, subject to applicable rules covering the activities of the Fund's distributor in this area, will also be considered as a factor in the direction of portfolio transactions to brokers and dealers, but only in conformity with the price, execution and other considerations and practices discussed above.

     GAMCO currently serves as investment adviser to a number of clients and may in the future act as investment adviser to others. It is a practice of GAMCO to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person responsible for managing the Portfolio of each Fund and other clients' accounts. Concurrent orders to purchase or sell the same security by more than one of the accounts Small Cap by GAMCO may be combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as an account is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.

     The aggregate amount of brokerage commissions paid by the Portfolio during 1995 were $376,457.

     If Proposal No. 1 is not approved, the Existing Portfolio Manager's Agreement will remain in effect and the Board will consider alternative actions.

                        RECEIPT OF SHAREHOLDER PROPOSALS

     Notwithstanding the approval or disapproval of the proposal described above, as in the past, the Trustees do not intend to hold regular annual meetings of shareholders of the Fund. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Portfolio, such proposal must be received by the Fund a reasonable time before the solicitation is to be made. The Trustees will call meetings of shareholders of a Portfolio as may be required under the Investment Company Act (such as to approve a new investment advisory agreement for a Portfolio or to remove Trustees) or as they may determine in their discretion.

VOTE REQUIRED

     Approval of Proposal 1 requires the affirmative vote of "a majority of the outstanding voting securities" of the Small Cap Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of such Portfolio or (ii) 67% or more of the shares of such Portfolio present at the

Meeting if more than 50% of the outstanding shares of such Portfolios are represented at the Meeting in person or by proxy.

     Should the Portfolio not approve the Proposal, the Existing Portfolio Manager's Agreement will remain in effect and the Board will consider alternative actions.

MAILING OF ANNUAL REPORT

     The Trust will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1995 to Contractholders upon request. Such requests should be made to Catherine R. McClellan, Enterprise Capital, Atlanta Financial Center, 3343 Peachtree Road, Suite 450, Atlanta, GA, 30326 or by calling 800-432-4320. The report will be sent by first class mail within three business days of the request.

                                 OTHER BUSINESS

     The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed voting instruction form confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of MONY and MONY America to vote in accordance with their judgment on such matters.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          CATHERINE R. MC CLELLAN
                                          Secretary

Dated: May 30, 1996

                                                                       EXHIBIT A

                              SMALL CAP PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the        day of                      , 1996 is among
Enterprise Accumulation Trust (the "Fund"), a Massachusetts trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and GAMCO Investors, Inc., a New York corporation, (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of May 1, 1993 with the Fund, a copy of which agreement is attached hereto as Exhibit A (the "Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the Portfolio of the Fund.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Small Cap Portfolio of the Fund (the "Portfolio") securities investment advisory services for that Portfolio.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employs the Portfolio Manager to render certain investment advisory services to the Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Portfolio advice with respect to the investment and reinvestment of the assets of the Portfolio, or such portion of the assets of the Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Portfolio as set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Portfolio.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolio.

          (6)(a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20th) day after the close of each calendar month, a sum equal to 0.033 of 1% of the average of the daily closing net asset value of the Portfolio managed by the Portfolio Manager during such month (that is, .40 of 1% per year) for the first $1,000,000,000 of assets under management and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Portfolio during such month (that is, .30 of 1% per year) for assets in excess of $1,000,000,000 under management.

          (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Portfolio from taking, at any time, a short position in any shares of any holdings of any Portfolio of the Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Fund Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Portfolio, the Adviser, or the Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of Portfolio of the Fund.

          (11) The Fund may terminate this Agreement by sixty days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by sixty days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by sixty days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until June 30, 1998 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

          (14) Except as otherwise provided in paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of New York.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                        ENTERPRISE CAPITAL
                                              MANAGEMENT, INC.
                                              By:
                                                 ---------------------------------------
                                                            Victor Ugolyn
                                                     Chairman, President and CEO
ATTEST:
       ----------------------------------
(SEAL)                                        GAMCO Investors, Inc.
                                              By:
                                                 ---------------------------------------
                                                         Douglas R. Jamieson
                                                   Executive Vice President and COO
ATTEST:
       ----------------------------------
                Secretary
                                              THE ENTERPRISE GROUP OF
                                              FUNDS, INC.
(SEAL)                                        By:
                                                 ---------------------------------------
                                                            Victor Ugolyn
                                                     Chairman, President and CEO
ATTEST:
       ----------------------------------
                Secretary

                                                                      APPENDIX A
                         ENTERPRISE ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO

         VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING JUNE 28, 1996

    The undersigned does hereby instruct The Mutual Life Insurance Company of New York ("MONY") and MONY Life Insurance Company of the Americas ("MONY Americas") to vote the number of shares of beneficial interest as to which the undersigned entitled to give instructions at the Special Meeting of Small Cap Shareholders of the Enterprise Accumulation Trust to be held on June 28, 1996, at the offices of Enterprise Capital Management, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, GA, 30326 at 2:00 p.m., and at any adjournment thereof, as follows:

    MANAGEMENT RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW AND ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. THE PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.

    1. APPROVAL OF PORTFOLIO MANAGER'S AGREEMENT BETWEEN THE TRUST AND ENTERPRISE CAPITAL MANAGEMENT, INC.

      Portfolio                       / / FOR      / / AGAINST      / / ABSTAIN
               -----------------------

    2. TO ACT UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                                                    Dated:               ,1996
                                                          ---------------
                                                           (Month, Day)

                                                    --------------------------
                                                            Signature(s)

                                                    --------------------------
                                                            Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Voting Instruction Form.